Exhibit 10.1

PROMISSORY NOTE

$5,500,000.00	July 18, 2013

FOR VALUE RECEIVED, ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (“Borrower,” whether one or more) hereby promises to pay to the order of NORTH SPRINGS FINANCIAL, LLC, a Georgia limited liability company (together with any and all of its successors and assigns and/or any other holder of this Note, “Lender”), without offset, in immediately available funds in lawful money of the United States of America, at 3200 Cobb Galleria Parkway, Suite 150, Atlanta, Georgia 30339, or at such other place as Lender may designate in writing, the principal sum of FIVE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($5,500,000.00), together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided.

1.             Payment Schedule and Maturity Date.  Commencing on September 1, 2013, and continuing on the first (1st) day of each calendar month thereafter, through and including July 1, 2014, payments of interest only on the outstanding principal balance hereunder shall be due and payable.

Unless extended as provided in Section 2 below, the entire principal balance of this Note then unpaid, plus all accrued and unpaid interest, shall be due and payable in full on July 17, 2014 (the “Maturity Date”).

2.             Maturity Date Extension Options.  Borrower, subject to the terms and conditions set forth herein, shall have (a) the option (the “First Extension Option”) to extend the maturity hereof to October 17, 2014 (the “First Extended Maturity Date”) and (b) if the First Extension Option has been duly exercised, the option (the “Second Extension Option”) to extend that maturity hereof to January 17, 2015 (the “Second Extended Maturity Date”).  It is a condition to the exercise of each Extension Option that (a) Buyer shall have given the Lender written notice of the exercise of such Extension Option not less than 60 days prior to the initial Maturity Date or the First Extended Maturity Date, as the case may be, in each case accompanied by a nonrefundable extension fee of one (1%) percent of the then current outstanding balance due on the Loan; (b) Borrower will supply Lender with written proof that all applicable property taxes and insurance premiums are paid in full, or shall deposit in escrow with Lender sufficient funds to enable Lender to pay anticipated property taxes; (c) Borrower shall pay to Lender an interest reserve amount (calculated at 13% per annum) for each 3 month extension period; (d) no Default shall have occurred and be continuing either at the time such Extension Option is exercised or on the initial Maturity Date or the First Extended Maturity Date, as the case may be.

Upon the Maturity Date (or the First Extended Maturity Date of Second Extended Maturity date, as applicable) or upon any prepayment of the Loan in whole, whether such prepayment is voluntary or due to Lender accelerating the amounts due hereunder, Borrower shall pay to Lender all outstanding principal, accrued and unpaid interest up to and including the repayment date, and any other fees and amounts due under this Note and the Loan Documents (as defined below).  In addition, upon the Maturity Date (or the First Extended Maturity Date or Second Extended Maturity Date, as applicable), or any prepayment of the Loan in whole, whether such prepayment is voluntary or due to Lender accelerating the amounts due hereunder, Borrower shall pay to Lender an exit fee in the amount of $55,000.00.

3.             Security; Loan Documents.  The security for this Note includes a Deed to Secure Debt, Assignment of Rents and Security Agreement (which, as it may be amended, restated, modified or supplemented from time to time, is herein called the “Mortgage”) of even date herewith from Borrower to Lender, conveying and encumbering certain property in Fulton County, Georgia described therein (the “Property”).  This Note, the Mortgage, that certain Unconditional Guaranty of Payment and Performance executed by Roberts Realty Investors, Inc. in favor of Lender of even date herewith (the “Guaranty”) and all other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note (the “Loan”), are, as the same may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a “Loan Document” and together the “Loan Documents.”

4.             Interest Rate.

4.1.         The unpaid principal balance of this Note from day to day outstanding which is not past due, shall bear interest at a fixed rate of interest of thirteen (13%) percent per annum.

4.2.         Past Due Rate.  Any principal of, and to the extent permitted by applicable law, any interest on this Note, and any other sum payable hereunder, which is not paid when due shall bear interest, from the date due and payable until paid, payable on demand, at a rate of twenty four (24%) per annum.

5.             Prepayment.  Borrower may prepay the amount due under this Note in full or in part at any time, provided that (i)  Lender shall have actually received from Borrower prior written notice of Borrower’s intent to prepay and the amount of principal which will be prepaid (the “Prepaid Principal”), and the date on which the prepayment will be made; (ii) each payment shall be in the amount of $1,000.00 or a larger integral multiple of $1,000.00 (unless the prepayment retires the outstanding balance of the Note in full); (iii) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus accrued and unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Lender under the Loan Documents on or before the date of prepayment; and (iv) notwithstanding anything contained herein or in any Loan Document to the contrary, regardless of the date of prepayment, Borrower shall be obligated to pay Lender a minimum of six (6) months of interest (the “Guaranteed Interest”) on the original principal balance of the Loan in the amount of $365,445.00, less interest payments previously paid by Borrower to Lender, at the time of payment in full of the Loan.

6.             Interest Reserve.  Lender will designate out of the proceeds of the Loan the sum of $725,000.00 for the sole purpose of paying interest due under the Loan (the “Interest Reserve”).  The Interest Reserve may not be used by Borrower for any other purpose until the Loan is paid in full.  Lender is authorized to disburse funds from the Interest Reserve to pay interest due under the Loan monthly in arrears.  Should the interest which accrues and is paid from the Interest Reserve deplete the Interest Reserve to an amount insufficient to pay such interest charges, then Borrower shall make immediate and direct payments of interest from its funds as required by this Note.  Once the Loan is paid in full, any undisbursed funds remaining in the Interest Reserve shall be delivered to Borrower.  The Interest Reserve shall be held in an interest bearing account at an FDIC insured banking institution.

7.             Late Charges.  If Borrower shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, Borrower shall pay to Lender on demand a late charge equal to four percent (4.0%) of the amount of such payment.  Such ten (10) day period shall not be construed as in any way extending the due date of any payment.  The late charge is imposed for the purpose of defraying the expenses of Lender incident to handling such delinquent payment.  This charge shall be in addition to, and not in lieu of, any other remedy Lender may have, and is in addition to any fees and charges of any agents or attorneys which Lender may employ upon the occurrence of a Default (hereinafter defined), whether authorized herein or by law.

8.             Certain Provisions Regarding Payments.  All payments made under this Note shall be applied, to the extent thereof, to late charges, to accrued but unpaid interest, to unpaid principal, and to any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion.  All permitted prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid, to the remaining principal installments, and any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its sole discretion.  Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in immediately available U.S. funds and shall be made without offset, demand, counterclaim, deduction, or recoupment (each of which is hereby waived) and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by the holder hereof of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only, notwithstanding any notation on or accompanying such partial payment to the contrary, and shall not in any way excuse the existence of a Default.

9.             Defaults.

9.1.         It shall be a default (“Default”) under this Note and each of the other Loan Documents if (a) any principal, interest or other amount of money due under this Note is not paid in full within ten (10) days after notice from Lender to Borrower of its failure to do so; provided, however, that Lender shall not be required to send more than one (1) such notice for any six (6) month period and after such notice Borrower shall be in Default upon the failure to pay any monetary sum when due; (b) any covenant, agreement, condition, representation or warranty herein or in any other Loan Document is not fully and timely performed, observed or kept and any such failure shall remain unremedied for a period of thirty (30) days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Borrower by Lender; provided that if any such failure concerning a non-monetary covenant or condition is susceptible to cure but cannot reasonably be cured within said thirty (30) day period, then Borrower shall have an additional thirty (30) day period to cure such failure and no Default shall be deemed to exist hereunder so long as (x) Borrower commences such cure within the initial thirty (30) day period and diligently and in good faith pursues such cure to completion within such resulting thirty (30) day period from the date of Lender’s notice; or (c) there shall occur any default or event of default under the Mortgage or any other Loan Document beyond any applicable cure period.  Upon the occurrence of a Default, Lender shall have the right to declare the unpaid principal balance and accrued but unpaid interest on this Note (including, without limitation, the Exit Fee and the Guaranteed Interest), and all other amounts due hereunder and under the other Loan Documents, at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

9.2.         All of the rights, remedies, powers and privileges (together, “Rights”) of Lender provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity.  The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right.  No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time.  No failure by Lender to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of any Right.  Without limiting the generality of the foregoing provisions, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Lender to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right; or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

9.3.         If Lender retains an attorney in connection with any Default or at maturity or to collect, enforce or defend this Note or any other Loan Document in any lawsuit or in any probate, reorganization, bankruptcy, arbitration or other proceeding, or if Borrower sues Lender in connection with this Note or any other Loan Document and does not prevail, then Borrower agrees to pay to Lender, in addition to principal, interest and any other sums owing to Lender hereunder and under the other Loan Documents, all costs and expenses incurred by Lender in trying to collect this Note or in any such suit or proceeding, including, without limitation, reasonable attorneys’ fees and expenses actually incurred by Lender, investigation costs and all court costs, whether or not suit is filed hereon, whether before or after the Maturity Date, or whether in connection with bankruptcy, insolvency or appeal, or whether collection is made against Borrower or any guarantor or endorser or any other person primarily or secondarily liable hereunder.  Whenever reference is made to the payment of “attorneys’ fees,” “reasonable attorneys’ fees” or words of similar import in this Note or any of the other Loan Documents, the same shall mean and refer to the payment of actual attorneys’ fees incurred based upon the attorney’s normal hourly rate and the number of hours worked, and not the statutory attorneys’ fees defined in O.C.G.A. Section 13-1-11.

10.          Commercial Purpose.  Borrower warrants that the Loan is being made solely to acquire or carry on a business or commercial enterprise, and that Borrower is a business or commercial organization.  Borrower further warrants that all of the proceeds of this Note shall be used for commercial purposes and is made for other than personal, family, household or agricultural purposes, and Borrower stipulates that the Loan shall be construed for all purposes as a commercial loan.

11.          JURISDICTION.

(a)           THE VALIDITY, INTERPRETATION, ENFORCEMENT AND EFFECT OF THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED ACCORDING TO THE LAWS OF, THE STATE OF GEORGIA.  BORROWER ACKNOWLEDGES THAT THIS AGREEMENT EVIDENCES A TRANSACTION INVOLVING INTERSTATE COMMERCE.  THE UNITED STATES ARBITRATION ACT, 9 U.S.C. § 1, ET SEQ., SHALL GOVERN THE INTERPRETATION, ENFORCEMENT, AND PROCEEDINGS PURSUANT TO THE ARBITRATION REQUIREMENTS SET FORTH IN THIS AGREEMENT.  BY EXECUTION AND DELIVERY OF THIS PROMISSORY NOTE, BORROWER EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS PRESIDING IN AND OVER FULTON COUNTY, GEORGIA, IN ANY LEGAL ACTION OR PROCEEDING ARISING UNDER, OUT OF, OR IN ANY MANNER RELATING TO THIS PROMISSORY NOTE OR THE EXTENSION OF CREDIT EVIDENCED HEREBY, AND ACKNOWLEDGES THAT THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS NOTE CONSTITUTE SUFFICIENT CONTACTS WITH THE STATE OF GEORGIA FOR PURPOSES OF INDEPENDENTLY CONFERRING SUCH JURISDICTION.  BORROWER HEREBY WAIVES ANY AND ALL RIGHTS UNDER ANY STATE OR FEDERAL LAW TO OBJECT TO VENUE IN FULTON COUNTY, GEORGIA ON GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE.  THE STATE AND FEDERAL COURTS SITTING IN FULTON COUNTY, GEORGIA SHALL BE THE EXCLUSIVE VENUE FOR ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATED TO THIS NOTE SUBJECT TO THE LENDER’S RIGHT TO ELECT ARBITRATION.

12.          Reservations of Rights.  Nothing in this Note shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by Lender of the protection afforded to it by 12 U.S.C. § 91 or any substantially equivalent state law; or (iii) limit the right of Lender (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver.  At Lender’s option, foreclosure under a deed to secure debt or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed to secure debt or mortgage, or by judicial sale under the deed to secure debt or mortgage, or by judicial foreclosure.  Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.  No provision in the Loan Documents regarding the waiver of a jury trial, or submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

INITIAL HERE

/s/ Charles S. Roberts

13.          Service of Process.  Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower and (b) serving a copy thereof upon Charles S. Roberts, the agent, designated and appointed by Borrower as Borrower’s agent for service of process.  Borrower irrevocably agrees that such service shall be deemed to be service of process upon Borrower in any such suit, action, or proceeding.  Nothing in this Note shall affect the right of Lender to serve process in any manner otherwise permitted by law and nothing in this Note will limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

14.          Heirs, Successors and Assigns.  The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties.  The foregoing sentence shall not be construed to permit Borrower to assign the Loan except as otherwise permitted under the Loan Documents.  Lender may, at any time, sell, transfer, or assign this Note, the Mortgage and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein; provided, however, after the sale of such participations, Borrower shall continue to deal solely and directly with such Lender in connection with this Note and the other Loan Documents.

15.          General Provisions.  Time is of the essence with respect to Borrower’s obligations under this Note.  If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby.  Borrower and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (a) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (b) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (c) agree that Lender shall not be required first to institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (d) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; and (e) submit (and waive all rights to object) to non-exclusive personal jurisdiction of any state or federal court sitting in the State of Georgia, and venue in the county in which payment is to be made as specified in Section 1 of this Note, for the enforcement of any and all obligations under this Note and the Loan Documents; (f) waive the benefit of all homestead and similar exemptions as to this Note; (g) agree that their liability under this Note shall not be affected or impaired by any determination that any title, security interest or lien taken by Lender to secure this Note is invalid or unperfected; and (h) hereby subordinate to the Loan and the Loan Documents any and all rights against Borrower and any of the security for the payment of this Note, whether by subrogation, agreement or otherwise, until this Note is paid in full.  A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.  This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought.  Lender is hereby authorized to disseminate any information it now has or hereafter obtains pertaining to the Loan, including, without limitation, any security for this Note and credit or other information on Borrower, any of its principals and any guarantor of this Note, to any actual or prospective assignee or participant with respect to the Loan, to any regulatory body having jurisdiction over Lender, and to any other parties as necessary or appropriate in Lender’s reasonable judgment.  Captions and headings in this Note are for convenience only and shall be disregarded in construing it.  THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY GEORGIA LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

16.          Notices; Time.  Any and all notices, elections or demands permitted or required to be made under this Note (collectively, “Notice”) shall be in writing, signed by the party giving such notice, election or demand, and shall be delivered personally, or by overnight courier for next day delivery, to the other party at the address set forth above, or at such other address within the continental United States of America as may have theretofore been designated in writing. The effective date of such notice shall be the date of personal service or one (i) day after the date on which the notice is deposited with an overnight courier.  Whenever a time of day is referred to herein, unless otherwise specified such time shall be the local time in the city in which this Note is payable.

17.          No Usury.  It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable state law or applicable United States federal law (to the extent that it permits Lender to contract for, charge, take, reserve, or receive a greater amount of interest than under state law) and that this Section shall control every other covenant and agreement in this Note and the other Loan Documents.  If applicable state or federal law should at any time be judicially interpreted so as to render usurious any amount called for under this Note or under any of the other Loan Documents, or contracted for, charged, taken, reserved, or received with respect to the Loan, or if Lender’s exercise of the option to accelerate the Maturity Date, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by applicable law, then it is Lender’s express intent that all excess amounts theretofore collected by Lender shall be credited on the principal balance of this Note and all other indebtedness secured by the Mortgage, and the provisions of this Note and the other Loan Documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder.  All sums paid or agreed to be paid to Lender for the use or forbearance of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan.

18.          Waiver of Jury Trial.  BORROWER AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FOREGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY CONDUCT, ACT OR OMISSION OF BORROWER OR LENDER, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR

ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH BORROWER OR LENDER, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  BORROWER AND LENDER ARE HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

INITIAL HERE

/s/ Charles S. Roberts

THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Borrower has duly executed this Note under seal as of the date first above written.

BORROWER:

ROBERTS PROPERTIES RESIDENTIAL,
L.P., a Georgia limited partnership

BY: ROBERTS REALTY INVESTORS,
INC., a Georgia corporation, its sole
General Partner

By:	/s/ Charles S. Roberts
Charles S. Roberts, President

[CORPORATE SEAL]